Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 9, 2020, in the Amendment No. 1 to Registration Statement (Form S-4) and related Prospectus of Axovant Gene Therapies Ltd.

/s/ Ernst & Young LLP

Iselin, New Jersey
November 10, 2020

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